SECOND AMENDMENT TO
AGREEMENT FOR THE PURCHASE AND SALE OF REAL PROPERTY

This Second Amendment to Agreement for the Purchase and Sale of Real Property (this “Amendment”) is made and entered into this 8th day of June, 2010, between CNL RETIREMENT DAS POCATELLO ID, LP, a Delaware limited partnership (“Seller”), and GRUBB & ELLIS EQUITY ADVISORS, LLC, a Delaware limited liability company, or its assignee (“Purchaser”).

A. Seller and Purchaser are parties to that certain Agreement for the Purchase and Sale of Real Property dated April 27, 2010, as amended by that First Amendment to Agreement for the Purchase and Sale of Real Property dated May 27, 2010 (the “First Amendment”), (together with the First Amendment, the “Agreement”).

B. Purchaser and Seller desire to amend the Agreement in accordance with the terms and conditions hereinafter set forth.

C. For purposes hereof, all defined terms in the Amendment shall have the same meanings herein as given such terms in the Agreement.

For and in consideration of the above premises, the mutual promises and covenants herein contained, and for other good and valuable consideration, the parties hereto agree as follows:

1. Finalizing LLC Agreement. Section 2 of the First Amendment is hereby modified to reflect that Seller and Purchaser shall not execute the LLC Agreement but shall instead agree to the form of LLC Agreement by written or electronic notification to one another no later than June 14, 2010.

2. Limited Modification. Except as expressly modified above, the terms and conditions of the Agreement as amended shall remain in full force and effect, the terms of which are hereby ratified and confirmed by Purchaser and Seller.

3. Counterparts. A facsimile or emailed PDF of a duly executed counterpart of this Amendment shall be sufficient to evidence the binding agreement of the terms of this Amendment; provided, however, any signatory to such facsimile or emailed counterpart of this Amendment shall promptly thereafter deliver an original executed counterpart copy of this Amendment to the other party to this Amendment.

SIGNATURES ON FOLLOWING PAGE

Purchaser and Seller have executed this Amendment as of the date set forth above.

SELLER:

CNL RETIREMENT DAS POCATELLO ID, LP,
a Delaware limited partnership

By: CNL Retirement DAS Pocatello ID GP, LLC,
a Delaware limited liability company,
its sole general partner

By: The DASCO Companies, LLC,

a Florida limited liability company,

manager of sole general partner

By: /s/ Malcolm S. Sina
Name: Malcolm S. Sina
Title: Authorized Representative
Date: 4/23/2010

PURCHASER:

GRUBB & ELLIS EQUITY ADVISORS, LLC,

a Delaware limited liability company

By: /s/ Andrea R. Biller
Name: Andrea R. Biller
Title: Executive Vice President